SUPPLEMENT TO THE CURRENT PROSPECTUSES OF LORD ABBETT AFFILIATED
        FUND, INC.; LORD ABBETT DEVELOPING GROWTH FUND, INC.; LORD ABBETT
        MID-CAP VALUE FUND, INC.; LORD ABBETT BOND-DEBENTURE FUND, INC.,
       AND LORD ABBETT INVESTMENT TRUST-U.S. GOVERNMENT SECURITIES SERIES
               (COLLECTIVELY, THE "FUNDS"; INDIVIDUALLY, A "FUND")

         In accordance with each Fund's Class A Rule 12b-1 Plan, the Board of Directors (Trustees) recently created a special retirement wrap program ("special program") under which authorized institutions will be eligible to receive service and distribution fees. The annual service and distribution fees under each Plan will not change. A special program shares one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a regular mutual fund wrap fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee and the fact that the special program relates to participant-directed Retirement Plans. Eligible authorized institutions will receive such fees for new sales at net asset value of Class A shares under a special program. No distribution fee will be paid for exchanges into a Fund from another fund participating in the special program. There is no contingent deferred sales charge for a Fund's redemptions which continue as investments in another fund participating in the special program. See "Purchases", "Class A Rule 12 b-1 Plan" ("Rule 12b-1 Plan") and "Class A Share Net Asset Value Purchases" ("Net Asset Value Purchases") in the Prospectuses for further details about each Fund's Class A Rule 12b-1 Plan and for the definitions of a mutual fund wrap fee program and Retirement Plans.


Effective Date:       January 28, 1997

The prospectus contained in the post-effecive amendment Number 69 to the registration statement on Form N-1A ('40 Act File No. 811-5; '33 Act File No. 2-10638) is hereby incorporated by reference thereto.